UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2021

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SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 25, 2021, the board of directors (“Board”) of Simmons First National Corporation (“Company”) approved an increase in the size of the Board from fifteen (15) to sixteen (16) directors and elected Julie Stackhouse to the Board, effective March 1, 2021, to fill the vacancy created by the increase.  On February 25, 2021, the Board also appointed Ms. Stackhouse to the Board’s audit and risk committees, which appointments were also effective March 1, 2021, and determined that Ms. Stackhouse is an independent director under applicable law and regulations and the standards established by Nasdaq.  In addition to her Board service, Ms. Stackhouse will be a member of the board of directors of the Company’s wholly owned subsidiary bank, Simmons Bank, and certain of its committees.

Ms. Stackhouse is a former executive vice president at the Federal Reserve Bank of St. Louis, where she was responsible for, among other things, bank regulation, including supervision of bank holding companies and state member banks.

There is no arrangement or understanding between Ms. Stackhouse and any other person pursuant to which Ms. Stackhouse was elected to the Board.  Ms. Stackhouse is not a party to any transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.  In connection with her Board and committee service, Ms. Stackhouse will receive the compensation that the Company pays to each of its non-employee directors during 2021, which for Ms. Stackhouse will be prorated as follows to reflect the actual time she serves on the Board and its committees, or on the board of directors of Simmons Bank and its committees: a cash retainer for Board service of $21,667, a cash retainer for audit committee service of $12,500, a cash retainer for risk committee service of $8,334, and a cash retainer of  $16,668 for service on committees of Simmons Bank’s board of directors.

Item 8.01. Other Events.

On March 3, 2021, the Company issued a press release announcing the election of Ms. Stackhouse to the Board.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 3, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: March 3, 2021	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer